Exhibit 2.2

                       LIST OF OMITTED SCHEDULES/EXHIBITS
                           TO ASSET PURCHASE AGREEMENT


     Except as otherwise indicated herein, the list identifies schedules and exhibits annexed to the Asset Purchase Agreement but omitted from this filing. In accordance with Item 601 of Regulation S-B, copies of any such schedule or exhibit will be furnished by the Company to the Securities and Exchange Commission upon request.


Exhibit/Schedule/Annex          Description
----------------------          -----------

Schedule 1.1(a)(viii)           Analytical Files
Schedule 2.3                    Liabilities
Schedule 3.3                    Effect of Agreements
Schedule 3.5                    Financial Statements
Schedule 3.6                    Absence of Certain Developments
Schedule 3.7                    Title to Properties, Absence of Liens and
                                Encumbrances
Schedule 3.8                    Masterfile Database
Schedule 3.11                   List of Contracts and Other Data
Schedule 3.12                   Litigation
Schedule 4.7                    Capitalization
Schedule 4.8                    Certificate of Incorporation
Schedule 4.9                    Absence of Certain Developments
Schedule 5.1                    Covenants of Seller
Schedule 5.2                    Covenants of Buyer

Exhibit A                       Bill of Sale, Assignment and Assumption
                                Agreement
Exhibit B                       Mailing Agreement
Exhibit C                       Registration and Shareholder Rights
                                Agreement
Exhibit D                       Non-Compete Agreement
Exhibit E                       Transitional Services Agreement
Exhibit F                       Warrant
Exhibit G(1)                    Buyer Press Release
Exhibit G(2)                    Seller Press Release

Annex A                         Form of opinion of Paul, Weiss, Rifkind,
                                Wharton & Garrison
Annex B                         Form of opinion of Andrew J. Gerber, Esq.
Annex C                         Form of opinion of Werbel & Carnelutti/
                                Atlas, Pearlman, Trop & Borkson